UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2011
SciQuest, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34875	56-2127592

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6501 Weston Parkway, Suite 200, Cary, North Carolina	27513

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (919) 659-2100
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 25, 2011, SciQuest, Inc. (the “Company”) announced that James Duke, its Chief Operating Officer, plans to resign from the Company for personal reasons following a transition period of up to several months.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
No.	Description
99.1	Press Release dated May 25, 2011

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIQUEST, INC.

Date: May 25, 2011

	By:	/s/ Stephen J. Wiehe
Stephen J. Wiehe
President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

99.1	Press Release dated May 25, 2011